UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2022 (December 14, 2022)

Tekla World Healthcare Fund

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	811-23037	47-3910842
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Federal Street, 19th Floor
Boston, MA		02110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 772-8500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	THW	New York Stock Exchange

Item 1.01 - Entry into a Material Definitive Agreement

New Distribution and Sub-Placement Agent Agreements

Tekla World Healthcare Fund (NYSE: THW) (the “Fund”) has entered into a distribution agreement (the “Distribution Agreement”), dated December 14, 2022, with Foreside Fund Services, LLC (“Foreside”), pursuant to which the Fund may offer and sell common shares of beneficial interest, par value $0.01 per share (“Common Shares”) having an aggregate initial offering price of up to $150,000,000, from time to time, through Foreside as agent for the Fund for the offer and sale of Common Shares, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Offering”).

The Offering is being made pursuant to a prospectus supplement, dated December 14, 2022 and the accompanying prospectus, dated December 6, 2022, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-267555) previously filed with the Securities and Exchange Commission (the “Registration Statement”). Under the Investment Company Act of 1940, as amended, the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Under the Distribution Agreement, Foreside may enter into sub-placement agent agreements with one or more selected dealers. Foreside has entered into a sub-placement agent agreement, dated December 14, 2022 (the “Sub-Placement Agent Agreement”), with UBS Securities LLC (“UBS”) relating to the Common Shares to be offered under the Distribution Agreement.

Pursuant to the Distribution Agreement, the Fund will compensate Foreside with respect to sales of Common Shares at a commission rate of 1.00% of the gross proceeds of the sale of Common Shares. Out of this commission, under the Sub-Placement Agent Agreement, Foreside will compensate UBS at a rate of up to 0.80% of the gross sales proceeds of the sale of the Common Shares sold by UBS.

Shareholders may request free copies of the prospectus supplement, accompanying prospectus, statement of additional information, or the Fund’s annual and semi-annual reports by calling the Fund’s investment adviser, Tekla Capital Management LLC, at (617) 772-8500 or by writing the Fund c/o Tekla Capital Management LLC, 100 Federal Street, 19th Floor Boston, MA 02110, or you may obtain a copy (and other information regarding the Fund) from the SEC’s website (http://www.sec.gov).

The foregoing descriptions of the Distribution Agreement and the Sub-Placement Agent Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Distribution Agreement filed with this report as Exhibit 1.1 and incorporated herein by reference, and the full text of the Sub-Placement Agent Agreement filed with this report as Exhibit 1.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

1.1	Distribution Agreement between the Fund and Foreside Fund Services, LLC dated December 14, 2022

1.2	Sub-Placement Agent Agreement between Foreside Fund Services, LLC and UBS Securities LLC dated December 14, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKLA WORLD HEALTHCARE FUND

Date: December 19, 2022	By:	/s/ Daniel R. Omstead
		Name:	Daniel R. Omstead
		Title:	President